UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2017

Westlake Chemical Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32260	76-0346924
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2801 Post Oak Boulevard, Suite 600 Houston, Texas		77056
(Address of principal executive offices)		(Zip Code)

(713) 960-9111

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

4.375% Senior Notes Offering and Supplemental Indenture

Westlake Chemical Corporation (the “Company”) is scheduled to close its previously announced registered public offering (the “Offering”) of $500,000,000 aggregate principal amount of 4.375% Senior Notes due November 15, 2047 (the “Notes”) on November 28, 2017. The Notes will be issued pursuant to an indenture, dated as of January 1, 2006, by and among Westlake, the potential subsidiary guarantors listed therein and JPMorgan Chase Bank, National Association, as trustee (the “Base Indenture”), and an Eleventh Supplemental Indenture, dated as of November 28, 2017, by and among Westlake, the subsidiary guarantors listed therein (the “Guarantors”) and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Eleventh Supplemental Indenture” and together with the Base Indenture, the “Indenture”).

The Indenture will contain covenants that, among other things, restrict the Company’s and certain of its subsidiaries’ ability to incur certain secured indebtedness, engage in certain sale and leaseback transactions and consolidate, merge or transfer all or substantially all of its assets. These covenants will be subject to significant exceptions. The Indenture will also contain customary events of default.

The above description of the Base Indenture and the Eleventh Supplemental Indenture is qualified in its entirety by reference to the complete text of the Base Indenture, a copy of which is incorporated by reference as Exhibit 4.1 hereto and to the complete text of the form of Eleventh Supplemental Indenture, a copy of which is attached hereto as Exhibit 4.3.

Remarketing of 2017 Revenue Refunding Bonds, Amended and Restated Loan Agreement and Supplemental Indenture

The Company is scheduled to close the previously announced remarketing (the “Remarketing”) of $250 million aggregate principal amount of the Louisiana Local Government Environmental Facilities and Community Development Authority (the “Authority”) Revenue Refunding Bonds (Westlake Chemical Corporation Projects), Series 2017 (GO Zone Act) (Non-AMT) (the “2017 Revenue Refunding Bonds”) on November 29, 2017. In connection with the Remarketing, the Company (i) will enter into an Amended and Restated Loan Agreement (the “Loan Agreement”) by and between the Authority and the Company relating to the 2017 Revenue Refunding Bonds and (ii) will issue $250 million aggregate principal amount of its 3.50% Senior Notes due 2032 to collateralize its obligations under the Loan Agreement.

The Notes will be issued pursuant to the Base Indenture and a Tenth Supplemental Indenture, dated as of November 29, 2017, by and among Westlake, the Guarantors and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Tenth Supplemental Indenture” and together with the Base Indenture, the “Remarketing Indenture”).

The Remarketing Indenture will contain covenants that, among other things, restrict the Company’s and certain of its subsidiaries’ ability to incur certain secured indebtedness, engage in certain sale and leaseback transactions and consolidate, merge or transfer all or substantially all of its assets. These covenants will be subject to significant exceptions. The Remarketing Indenture will also contain customary events of default.

The above description of the Base Indenture and the Tenth Supplemental Indenture is qualified in its entirety by reference to the complete text of the Base Indenture, a copy of which is incorporated by reference as Exhibit 4.1 hereto and to the complete text of the form of Tenth Supplemental Indenture, a copy of which is attached hereto as Exhibit 4.2. The above description of the Loan Agreement is qualified in its entirety by reference to the complete text of the Loan Agreement, a copy of which is incorporated by reference as Exhibit 4.6 hereto.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Forward-Looking Statements

The statements in this Current Report on Form 8-K that are not historical facts, but forward-looking statements, including the closing of the Offering and the Remarketing, could be adversely affected by to a variety of known and unknown risks, uncertainties and other factors that are difficult to predict and many of which are beyond management’s control. The Company’s expectations may or may not be realized or may be based upon assumptions or judgments that prove to be incorrect. For more detailed information about the factors that could cause actual results to differ materially for the projections contained herein, please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2016.

Important Information for Investors and Stockholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Indenture dated as of January 1, 2006, by and among Westlake Chemical Corporation, the potential subsidiary guarantors listed therein and JPMorgan Chase Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to Westlake’s Current Report on Form 8-K filed with the SEC on January 13, 2006, File No. 1-32260).

4.2	Form of Tenth Supplemental Indenture (including the form of the Notes), dated as of November 29, 2017, among Westlake Chemical Corporation, the Subsidiary Guarantors (as defined therein) and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.3	Form of Eleventh Supplemental Indenture (including the form of the Notes), dated as of November 28, 2017, among Westlake Chemical Corporation, the Subsidiary Guarantors (as defined therein) and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.4	Form of 3.50% Senior Note due 2032 (included in Exhibit 4.2).

4.5	Form of 4.375% Senior Note due 2047 (included in Exhibit 4.3).

4.6	Form of Amended and Restated Loan Agreement, dated as of November 1, 2017, by and between the Louisiana Local Government Environmental Facilities and Community Development Authority and Westlake Chemical Corporation.

5.1	Opinion of Baker Botts L.L.P.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Westlake Chemical Corporation

Date: November 28, 2017	By:	/s/ Albert Chao
Albert Chao
President and Chief Executive Officer